UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 30, 2022

CORPORATE PROPERTY ASSOCIATES 18 – GLOBAL INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

000-54970		90-0885534
(Commission File Number)		(IRS Employer Identification No.)

One Manhattan West, 395 9th Avenue, 58th Floor
New York,	New York	10001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 — Completion of Acquisition or Disposition of Assets.

On June 30, 2022, Corporate Property Associates 18 – Global Incorporated sold 11 net-lease student housing properties in Spain and Portugal (following the exercise of their purchase options) to the tenant at such properties for a contractual sales price totaling approximately $404 million and net cash proceeds totaling approximately $232 million, reflecting the assumption of certain non-recourse mortgage loans encumbering the properties, working capital, and selling costs.

Cautionary Statement Concerning Forward-Looking Statements

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, among other things, statements regarding intent, belief or expectations of CPA®:18 – Global and generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “assume,” “outlook,” “seek,” “forecast,” and similar expressions. These forward-looking statements include, but are not limited to, statements regarding: the benefits of the proposed merger, annualized dividends, funds from operations coverage, integration plans and expected synergies, the expected benefits of the proposed merger, anticipated future financial and operating performance and results, including estimates of growth, and the expected timing of completion of the proposed merger.

These statements are based on current expectations. It is important to note that actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from these forward- looking statements. Other unknown or unpredictable risks or uncertainties, like the risks related to the effects of pandemics and global outbreaks of contagious diseases (such as the current COVID-19 pandemic) or the fear of such outbreaks, could also have material adverse effects on our business, financial condition, liquidity, results of operations, and prospects. You should exercise caution in relying on forward-looking statements as they involve known and unknown risks, uncertainties, and other factors that may materially affect our future results, performance, achievements, or transactions. Information on some of these factors are contained in CPA®:18 – Global’s and W. P. Carey’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including, but not limited to, Part I, Item 1A. Risk Factors in each company’s Annual Report on Form 10-K for the year ended December 31, 2021 and Part II, Item 1A. Risk Factors in each company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022. These risks, as well as other risks associated with the proposed merger, are more fully discussed in the Proxy Statement/Prospectus that is included in the Registration Statement on Form S-4 filed by W. P. Carey with the SEC in connection with the proposed merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Moreover, because we operate in a very competitive and rapidly changing environment, new risks are likely to emerge from time to time. Readers are cautioned not to place undue reliance on these forward looking statements as a prediction of future results, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, CPA®:18 – Global does not undertake to revise or update any forward-looking statements.

Additional Information and Where to Find It

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of the Proxy Statement/Prospectus.

WE URGE INVESTORS TO READ THE PROXY STATEMENT / PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED BY CPA®:18 – GLOBAL AND W. P. CAREY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CPA®:18 – GLOBAL, W. P. CAREY AND THE PROPOSED TRANSACTIONS. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY.

Investors are able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials are also available free of charge by accessing CPA®:18 – Global’s website (http://www.cpa18global.com) or by accessing W. P. Carey’s website (http://www.wpcarey.com). Investors may also read and copy any reports, statements and other information filed by CPA®:18 – Global or W. P. Carey with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation

Information regarding W. P. Carey’s directors and executive officers is available in its proxy statement filed with the SEC by W. P. Carey on March 28, 2022 in connection with its 2022 annual meeting of stockholders, and information regarding CPA®:18 – Global’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC by CPA®:18 – Global on February 25, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement/Prospectus, relevant materials filed by W. P. Carey on April 25, 2022, and other relevant materials filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Corporate Property Associates 18 – Global Incorporated

Date:	July 6, 2022	By:	/s/ ToniAnn Sanzone
ToniAnn Sanzone
Chief Financial Officer

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